SEC. File Nos. 33-12447
               811-5104

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

   FORM N-1A
Registration Statement
Under
the Securities Act of 1933
Post-Effective Amendment No. 15
and
Registration Statement
Under
The Investment Company Act of 1940
Amendment No. 16

CAPITAL WORLD BOND FUND, INC.
(Exact Name of Registrant as specified in charter)
333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code:
(213) 486-9200

JULIE F. WILLIAMS
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)

Copies to:
ROBERT E. CARLSON, ESQ.
PAUL, HASTINGS, JANOFSKY & WALKER LLP
555 S. Flower Street
Los Angeles, CA 90071-2371
(Counsel for the Registrant)

   Title of Securities being Registered: Shares of Capital Stock, $0.01 par value

   Approximate date of proposed public offering:
It is proposed that this filing become effective on January 1, 1998, pursuant to paragraph (b) of rule 485.

                          CAPITAL WORLD BOND FUND, INC.
                              CROSS REFERENCE SHEET

Item Number of

Part "A" of Form N-1A                              Captions in Prospectus (Part "A")

1.        Cover Page                               Cover Page

2         Synopsis                                 Expenses
 .

3         Condensed Financial Information          Financial Highlights; Investment Results
 .

4.        General Description of Registrant        Investment Policies and Risks

5.        Management of the Fund                   Financial Highlights

6.        Capital Stock and Other Securities       Investment Policies and Risks;

                                                   Securities and Investment Techniques;

                                                   Fund Organization and Management;

                                                   Dividends, Distributions and Taxes

7.        Purchase of Securities Being Offered     Purchasing Shares; Other Important Things to Remember

8.        Redemption or Repurchase                 Selling Shares

9.        Legal Proceedings                        N/A



Item Number of                                     Captions in Statement of

Part "B" of Form N-1A                              Additional Information (Part "B")

10.       Cover Page                               Cover

11.       Table of Contents                        Table of Contents

12.       General Information and History          N/A

13.       Investment Objectives and Policies       Description of Securities and Investment Techniques;

                                                   Investment Restrictions

14.       Management of the Registrant             Fund Officers and Directors

15.       Control Persons and Principal Holders    Fund Officers and Directors

16.       Investment Advisory and Other Services   Fund Officers and Directors; Management; General Information

17.       Brokerage Allocation and Other Practices Execution of Portfolio Transactions

18.       Capital Stock and Other Securities       None

19.       Purchase, Redemption and Pricing of      Purchase of Shares; Shareholder

          Securities Being Offered                 Account Services and Privileges

20.       Tax Status                               Dividends, Distributions and Federal Taxes

21.       Underwriter                              Management -- Principal Underwriter

22.       Calculation of Performance Data          Investment Results

23.       Financial Statements                     Financial Statements



   Item in Part "C"

24.       Financial Statements and Exhibits

25.       Persons Controlled by or under

          Common Control with Registrant

26.       Number of Holders of Securities

27.       Indemnification

28.       Business and Other Connections of

          Investment Adviser

29.       Principal Underwriters

30.       Location of Accounts and Records

31.       Management Services

32.       Undertakings

          Signature Page



                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

--------------------------------------------------------------------------------


                                 Capital World
                                  Bond Fund(R)

                                   Prospectus




                                  JANUARY 1, 1998

--------------------------------------------------------------------------------

CAPITAL WORLD BOND FUND, INC.
333 South Hope Street
Los Angeles, CA 90071

==========================================================================================
TABLE OF CONTENTS

Expenses                                3        Investment Results                     10
 .........................................        .........................................
Financial Highlights                    4        Dividends, Distributions and Taxes     11
 .........................................        .........................................
Investment Policies and Risks           5        Fund Organization and Management       12
 .........................................        .........................................
Securities and Investment Techniques    6        Shareholder Services                   15
 .........................................
Multiple Portfolio Counselor System     9
==========================================================================================

The fund's investment objective is to seek, over the long term, as high a level of total return as is consistent with prudent investment management. Total return consists of a combination of interest income, capital price changes and currency fluctuations. The fund seeks to meet this objective by investing primarily in fixed-income obligations denominated in various currencies, including U.S. dollars.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   31-010-0198

================================================================================
EXPENSES

The effect of the expenses described below is reflected in the fund's share price and return.

   You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Operating expenses are paid by the fund.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)                                        4.75%
 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)

--------------------------------------------------------------------------------
Management fees                                                        0.66%
 ................................................................................
12b-1 expenses                                                         0.25%/1/
 ................................................................................
Other expenses                                                         0.16%
 ................................................................................
Total fund operating expenses                                          1.07%

/112b-1/ expenses may not exceed 0.30% of the fund's average net assets annually.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------

One year                                                                  $ 58
 ................................................................................
Three years                                                               $ 80
 ................................................................................
Five years                                                                $104
 ................................................................................
Ten years                                                                 $172

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

--------------------------------------------------------------------------------
                                          CAPITAL WORLD BOND FUND / PROSPECTUS 3
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following information has been audited by Deloitte & Touche llp, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA

                                                YEAR ENDED SEPTEMBER 30
                                ..............
                          1997    1996    1995     1994    1993    1992    1991    1990    1989    1988
             --------------------------------------------------------------------------------------------
Net asset value,
beginning of year        $16.86  $16.81   $15.33  $16.48  $15.95  $15.60  $14.46  $14.55  $15.18  $14.24
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income                      .88    1.09     1.09    1.05     .91    1.03    1.05    1.18    1.16    1.05
 ........................................................................................................
Net realized and
unrealized gain (loss)
on investments             (.16)    .16     1.57   (1.14)    .65     .40    1.19    (.08)   (.36)    .82
 ........................................................................................................
Total income (loss)
from investment
operations                  .72    1.25     2.66    (.09)   1.56    1.43    2.24    1.10     .80    1.87
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
investment income          (.95)  (1.08)   (1.18)   (.90)   (.81)   (.94)  (1.10)  (1.19)  (1.10)   (.92)
 ........................................................................................................
Dividends from net
realized non-U.S.
currency gains/1/          (.23)   (.12)      --    (.04)   (.03)   (.07)     --      --      --      --
 ........................................................................................................
Distributions from
net realized gains           --      --       --    (.12)   (.19)   (.07)     --      --    (.33)   (.01)
 ........................................................................................................
Total distributions       (1.18)  (1.20)   (1.18)  (1.06)  (1.03)  (1.08)  (1.10)  (1.19)  (1.43)   (.93)
 ........................................................................................................
Net asset value,
end of year              $16.40  $16.86   $16.81  $15.33  $16.48  $15.95  $15.60  $14.46  $14.55  $15.18
 ........................................................................................................
Total return/2/           4.38%   7.67%   18.10%   (.62%) 10.40%   9.46%  16.10%   7.95%   5.46%  13.16%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of year
(in millions)            $  758  $  811   $  653  $  576  $  450  $  224  $   76  $   41  $   35  $   35
 ........................................................................................................
Ratio of expenses
to average net assets     1.07%   1.09%    1.12%   1.11%   1.19%   1.38%   1.42%   1.52%   1.30%   1.38%
 .......................................................................................................
Ratio of net income
to average net assets     5.21%   6.07%    6.83%   6.88%   6.25%   6.88%   7.54%   8.40%   7.69%   6.84%
 .......................................................................................................
Portfolio turnover rate  79.00%  91.27%  104.96%  77.04%  27.95%  95.11%  81.44%  75.53%  61.57%  94.46%
---------------------------------------------------------------------------------------------------------

/1/ Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.
/2/  Excludes maximum sales charge of 4.75%.


--------------------------------------------------------------------------------
4  CAPITAL WORLD BOND FUND / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================
INVESTMENT POLICIES AND RISKS

The fund's investment objective is to seek, over the long term, as high a level of total return as is consistent with prudent investment management.

The fund seeks to achieve its objective by investing primarily in debt obligations denominated in various currencies, including U.S. dollars, or in multinational currency units such as European Currency Units (ECU's).

Under normal market conditions, the fund will invest at least 65% of its assets in bonds. (For this purpose, bonds are considered any debt securities having initial maturities in excess of one year.) The fund anticipates that it will hold substantially all of its assets in bonds, although it may invest in short-term securities from time-to-time. Issuers of these bonds will be located in at least three countries and issuers located in any one country (other than the United States) will represent no more than 40% of assets. The fund will limit its purchases of fixed-income securities to investment grade obligations (rated in the top four quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality). For defensive reasons, for example, during times of international political or economic uncertainty, most or all of the fund's investments temporarily may be made in the United States and denominated in U.S. dollars.

The fund may purchase debt obligations issued or guaranteed by the United States or governments (including states, provinces or municipalities) of countries other than the U.S., their agencies, authorities or instrumentalities, or by supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank"), the Inter-American Development Bank, the Asian Development Bank and the European Investment Bank. In addition, the fund may purchase debt obligations of U.S. or non-U.S. corporations or financial institutions and asset-backed securities. It currently anticipates that its investments in issuers located outside the United States will be concentrated in governmental or quasi-governmental issues. The fund currently contemplates that it will invest primarily in obligations denominated in the currencies of the United States, Japan, Canada, the Western European nations, New Zealand and Australia, as well as in multinational currency units.

The fund may hold a portion of its assets in U.S. dollars and other currencies and in cash equivalents of either U.S. issuers or issuers outside the U.S. The fund may also invest in fixed-income obligations convertible into equity securities or having attached warrants or rights to purchase equity securities (subject to certain limitations).

--------------------------------------------------------------------------------
                                         CAPITAL WORLD BOND FUND / PROSPECTUS  5
--------------------------------------------------------------------------------

The fund is a non-diversified investment company and is therefore not subject to any investment restriction on the percentage of its assets that may be invested at any time in the securities of any one issuer. However, the fund intends to limit its investment in the securities of any single issuer, except for securities issued or guaranteed as to payment of principal and interest by governments or their agencies or instrumentalities or by supranational agencies, to 5% of its assets at the time of purchase.

Investment limits are considered at the time securities are purchased. These limits are based on the fund's net assets unless otherwise indicated. The fund's fundamental investment restrictions (described in the statement of additional information) and objective may not be changed without shareholder approval. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE DUE TO MARKET CONDITIONS AND OTHER FACTORS. IN ADDITION, THE FUND MAY EXPERIENCE DIFFICULTY LIQUIDATING CERTAIN PORTFOLIO SECURITIES DURING SIGNIFICANT MARKET DECLINES OR PERIODS OF HEAVY REDEMPTIONS.

================================================================================
SECURITIES AND INVESTMENT TECHNIQUES

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest in debt securities rated BBB by S&P or Baa by Moody's or determined to be of equivalent quality by Capital Research and Management Company. These securities are considered to be investment grade but also may have speculative characteristics.

The fund may also invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities or corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of falling inflation, principal value will be adjusted downward, reducing the interest payable.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds,

--------------------------------------------------------------------------------
6  CAPITAL WORLD BOND FUND / PROSPECTUS
--------------------------------------------------------------------------------
even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

U.S. GOVERNMENT SECURITIES

Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

INVESTING IN VARIOUS COUNTRIES

Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

CURRENCY TRANSACTIONS

The fund can purchase and sell currencies to facilitate securities transactions. In addition, the fund may enter into forward currency contracts either to hedge against changes in currency exchange rates or in lieu of holding a security denominated in a particular currency. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the

--------------------------------------------------------------------------------
                                         CAPITAL WORLD BOND FUND / PROSPECTUS  7
--------------------------------------------------------------------------------
hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates.

FORWARD COMMITMENTS

The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the securities beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

RESTRICTED SECURITIES AND LIQUIDITY

The fund may purchase securities subject to restrictions on resale. All such securities not actively traded outside the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors taking into account factors such as frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

PORTFOLIO TURNOVER

The fund will attempt to take prompt advantage of market conditions and as a result may at times have a high rate of portfolio turnover relative to many other mutual funds. The fund may dispose of any security at any time, and it is the fund's intention to take either short- or long-term profits or losses consistent with its objective and sound investment practice, and when such action would not impair the fund's tax status. Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year.

MATURITY

There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years.

--------------------------------------------------------------------------------
8  CAPITAL WORLD BOND FUND / PROSPECTUS
--------------------------------------------------------------------------------

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for the fund are listed below.


=============================================================================================
                                                                     YEARS OF EXPERIENCE AS
                                                                    INVESTMENT PROFESSIONAL
                                                                         (APPROXIMATE)
                                                                    .......................
                                           YEARS OF EXPERIENCE
                                         AS PORTFOLIO COUNSELOR     WITH CAPITAL
                                       (AND RESEARCH PROFESSIONAL,  RESEARCH AND
PORTFOLIO COUNSELORS                   IF APPLICABLE) FOR CAPITAL    MANAGEMENT
 FOR CAPITAL WORLD                        WORLD BOND FUND, INC.      COMPANY OR
     BOND FUND        PRIMARY TITLE(S)        (APPROXIMATE)        ITS AFFILIATES TOTAL YEARS
---------------------------------------------------------------------------------------------
MARK A.               Vice President   Less than 1 year (in         4 years       12 years
BRETT                 -- Capital       addition to 2 years
                      International    as research
                      Limited          professional for the
                                       fund  prior to
                                       becoming a portfolio
                                       counselor for the fund)
---------------------------------------------------------------------------------------------
MARK H.               Vice President   7 years                     10 years       20 years
DALZELL               --Investment
                      Management
                      Group, Capital
                      Research and
                      Management
                      Company
---------------------------------------------------------------------------------------------
LAURENTIUS            Vice President,  4 years                      4 years       9 years
HARRER                Capital
                      Research
                      International*
---------------------------------------------------------------------------------------------
THOMAS H.             Vice President,  2 years (in addition to      8 years       11 years
HOGH                  Capital          2 years as research
                      Research         professional for the
                      International*   fund prior to becoming
                                       a portfolio counselor
                                       for the fund)
---------------------------------------------------------------------------------------------
JAMES R.              Vice President,  10 years (since the         18 years       22 years
MULALLY               Capital          fund began operations)
                      Research
                      Company*
---------------------------------------------------------------------------------------------

  The fund began operations on August 4, 1987.
  * Company affiliated with Capital Research and Management Company.
=============================================================================================

--------------------------------------------------------------------------------
                                         CAPITAL WORLD BOND FUND / PROSPECTUS  9
--------------------------------------------------------------------------------

================================================================================
INVESTMENT RESULTS

The fund may compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Results calculated without a sales charge will be higher.

X TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

X YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

X DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                              INVESTMENT RESULTS
                    (FOR PERIODS ENDED SEPTEMBER 30, 1997)


                           THE FUND            THE FUND AT
AVERAGE ANNUAL              AT NET               MAXIMUM               SALOMON
TOTAL RETURNS:          ASSET VALUE/1/       SALES CHARGE/1/,/2/     BROTHERS/3/
--------------------------------------------------------------------------------
One year                   4.38%                   -0.57%               2.41%
 ................................................................................
Five years                 7.81%                    6.76%               6.62%
 ................................................................................
Ten years                  9.08%                    8.55%               9.40%
 ................................................................................
Lifetime/4/                8.90%                    8.38%               9.10%
--------------------------------------------------------------------------------

Yield/1/,/2/: 4.74%
Distribution Rate/2/: 6.85%

/1/ These fund results were calculated according to a standard formula that is required for all stock and bond funds.
/2/  The maximum sales charge has been deducted.
/3/ Salomon Brothers World Government Bond Index represents an all-inclusive universe of institutionally traded bonds. It includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of $25 million.
/4/  The fund began investment operations on August 4, 1987.

--------------------------------------------------------------------------------
10  CAPITAL WORLD BOND FUND / PROSPECTUS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Here are the fund's annual total returns calculated without a sales charge. This information is being supplied on a calendar year basis.

1987   13.95
1988    2.72
1989    4.57
1990   11.65
1991   15.28
1992    0.82
1993   16.73
1994   -1.43
1995   21.41
1996    6.34

Past results are not an indication of future results.
--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund usually pays dividends, which may fluctuate, in March, June, October and December. The first three dividends of each year are normally the same; the December dividend may be greater or less than the first three reflecting the impact of foreign currency transactions. Capital gains, if any, are also usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

--------------------------------------------------------------------------------
                                        CAPITAL WORLD BOND FUND / PROSPECTUS  11
--------------------------------------------------------------------------------

TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.
================================================================================
FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, non-diversified management investment company, was organized as a Maryland corporation in 1987. All fund operations are supervised by the fund's board of directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

--------------------------------------------------------------------------------
12  CAPITAL WORLD BOND FUND / PROSPECTUS
--------------------------------------------------------------------------------

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company may not exceed 0.70% of the fund's average net assets annually and declines at certain asset levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed above under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed above under "Expenses." Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost you more than paying other types of sales loads.

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except

--------------------------------------------------------------------------------
                                        CAPITAL WORLD BOND FUND / PROSPECTUS  13
--------------------------------------------------------------------------------
in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

[MAP APPEARS HERE]

CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
(8 A.M. TO 8 P.M. ET):  800/421-0180

WESTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2205
Brea, California
92822-2205
Fax:  714/671-7080

WESTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 659522
San Antonio, Texas
78265-9522
Fax:  210/530-4050

EASTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 6007
Indianapolis, Indiana
46206-6007
Fax:  317/735-6620

EASTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2280
Norfolk, Virginia
23501-2280
Fax:  804/670-4773

--------------------------------------------------------------------------------
14  CAPITAL WORLD BOND FUND / PROSPECTUS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS OR ACCOUNTS HELD BY INVESTMENT DEALERS. IF YOU ARE INVESTING IN SUCH A MANNER, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE OR DEALER ABOUT WHAT SERVICES ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.

================================================================================
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, computer, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. This includes exchange purchase orders that may place an unfair burden on other shareholders due to their frequency.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

X Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

X Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

--------------------------------------------------------------------------------
                                        CAPITAL WORLD BOND FUND / PROSPECTUS  15
--------------------------------------------------------------------------------

X Cross-Reinvestment

  You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

X Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine,(R) by computer using American FundsLine OnLineSM (see below), or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

X Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

To establish an account                                              $1,000
  For a retirement plan account                                      $  250
  For a retirement plan account through payroll deduction            $   25
To add to an account                                                 $   50
  For a retirement plan account                                      $   25

--------------------------------------------------------------------------------
16  CAPITAL WORLD BOND FUND / PROSPECTUS
--------------------------------------------------------------------------------

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                               SALES CHARGE AS A
                                                 PERCENTAGE OF
                                               ...................
                                                                   DEALER
                                                         NET    CONCESSION AS
                                            OFFERING   AMOUNT   % OF OFFERING
INVESTMENT                                    PRICE   INVESTED      PRICE
--------------------------------------------------------------------------------
Less than $25,000                             4.75%     4.99%       4.00%
 ................................................................................
$25,000 but less than $50,000                 4.50%     4.71%       3.75%
 ................................................................................
$50,000 but less than $100,000                4.00%     4.17%       3.25%
 ................................................................................
$100,000 but less than $250,000               3.50%     3.63%       2.75%
 ................................................................................
$250,000 but less than $500,000               2.50%     2.56%       2.00%
 ................................................................................
$500,000 but less than $1 million       2.00%     2.04%       1.60%
 ................................................................................
$1 million or more and certain other
investments described below           see below see below   see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY THESE ACCOUNTS MADE WITHIN ONE YEAR OF PURCHASE. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. American Funds Distributors currently provides additional compensation to the top one hundred dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

--------------------------------------------------------------------------------
                                        CAPITAL WORLD BOND FUND / PROSPECTUS  17
--------------------------------------------------------------------------------

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

X Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

X Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

X Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

X Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount (which at your request, may include purchases made during the previous
  90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.

--------------------------------------------------------------------------------
18  CAPITAL WORLD BOND FUND / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================
SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) or American FundsLine OnLineSM (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R), by computer using American FundsLine OnLineSM, or by fax. Sales by telephone, computer or fax are limited to $50,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days.

Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association, or credit union that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sale of shares held in corporate, partnership or fiduciary accounts.

--------------------------------------------------------------------------------
                                       CAPITAL WORLD BOND FUND / PROSPECTUS   19
--------------------------------------------------------------------------------

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.

================================================================================
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINESM
You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLineSM. To use this service, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com.

TELEPHONE AND COMPUTER PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone or computer (including American FundsLine(R) or American FundsLine OnLineSM) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

--------------------------------------------------------------------------------
20  CAPITAL WORLD BOND FUND / PROSPECTUS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------
                                       CAPITAL WORLD BOND FUND / PROSPECTUS   21
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------
22  CAPITAL WORLD BOND FUND / PROSPECTUS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------
                                        CAPITAL WORLD BOND FUND / PROSPECTUS  23
--------------------------------------------------------------------------------

FOR SHAREHOLDER SERVICES     FOR RETIREMENT PLAN SERVICES       FOR DEALER SERVICES
   American Funds              Call your employer or               American Funds
   Service Company             plan administrator                  Distributors
   800/421-0180 ext. 1                                             800/421-9900
                                                                   ext. 11

                            FOR 24-HOUR INFORMATION
      American                                  American Funds
      FundsLine(R)                              Internet Web site
      800/325-3590                              http://www.americanfunds.com

 Telephone conversations may be recorded or monitored for
 verification, recordkeeping and quality assurance purposes.
================================================================================
    MULTIPLE TRANSLATIONS

 This prospectus may be translated into other languages. In the event of any inconsistency or ambiguity as to the meaning of any word or phrase contained in a translation, the English text shall prevail.
================================================================================
 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

 Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 Contains more detailed information on all aspects of the fund, including the fund's financial statements.

 A current SAI has been filed with the Securities and Exchange
 Commission ("SEC"). It is incorporated by reference into this prospectus and is available along with other related materials on the SEC's Internet Web site at http://www.sec.gov.

 CODE OF ETHICS

 Includes a description of the fund's personal investing policy.

 To request a free copy of any of the documents above:

 Call American Funds       or         Write to the Secretary
 Service Company                      of the fund
 800/421-0180 ext. 1                  333 South Hope Street
                                      Los Angeles, CA 90071
================================================================================

This prospectus has been printed on recycled paper.

                                              LOGO

--------------------------------------------------------------------------------
24  CAPITAL WORLD BOND FUND / PROSPECTUS
--------------------------------------------------------------------------------


                         CAPITAL WORLD BOND FUND, INC.
                                   Part B
                     Statement of Additional Information
                               January 1, 1998

   This document is not a prospectus but should be read in conjunction with the current prospectus dated January 1, 1998 of Capital World Bond Fund, Inc. (the "fund"). The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                         Capital World Bond Fund, Inc.
                            Attention:  Secretary
                            333 South Hope Street
                            Los Angeles, CA  90071
                              (213) 486-9200

   Shareholders who purchase shares at net asset value through employer-sponsored defined contribution plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               Table of Contents

Item Page No.



Description of Securities and Investment Techniques                1

Investment Restrictions                                            5

Fund Officers and Directors                                        7

Management                                                        10

Dividends, Distributions and Federal Taxes                        13

Purchase of Shares                                                16

Redeeming Shares                                                  22

Shareholder Account Services and Privileges                       23

Execution of Portfolio Transactions                               25

General Information                                               25

Investment Results                                                27

Appendix                                                          31

Financial Statements                                              Attached


              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective and Policies."

   INVESTMENT POLICY - The fund currently purchases only investment grade obligations (rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation or determined to be of equivalent quality by Capital Research and Management Company). Although the fund is not normally required to dispose of a security in the event its rating is reduced below the current minimum rating for its purchase (or it is not rated and its quality becomes equivalent to such a security), if, as a result of a downgrade or otherwise, the fund holds more than 5% of its net assets in these securities, the fund will dispose of the excess as expeditiously as possible. Securities rated Ba and BB or below or unrated securities determined to be of equivalent quality are commonly known as "high-yield, high-risk" or "junk" bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

   ASSET-BACKED SECURITIES - "Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.

PORTFOLIO TRADING - The fund intends to engage in portfolio trading when Capital Research and Management Company (the "Investment Adviser") believes that the sale of a security owned by the fund and the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities, or in connection with a "roll" transaction as described below.

CASH AND CASH EQUIVALENTS - Subject to the requirement that under normal market conditions it maintain at least 65% of its assets in bonds, the fund may maintain assets in cash or cash equivalents. Cash equivalents include: (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies); (2) commercial bank obligations such as certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity); (3) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations); (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less; and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less. Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

   STOCK, WARRANTS AND RIGHTS - The fund may not make direct purchases of common or preferred stocks, and common or warrants or rights to acquire common stocks. The fund may, however, invest in debt securities that are issued together with common stock or other equity interests, or have equity conversion, exchange or purchase rights. Common or preferred stocks acquired through conversions, exchanges or the exercise of warrants or rights will be disposed of by the fund within a reasonable period of time after acquisition.


OTHER INVESTMENT COMPANIES - Although it intends to do so only infrequently, if at all, the fund has the authority to invest up to 10% of its total assets in shares of other investment companies. (Any such shares would be included in the fund's average net assets for purposes of calculating the investment adviser's fee, as described under "Investment Advisory and Service Agreement" below). The fund may not invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the outstanding voting securities of any one investment company.

REPURCHASE AGREEMENTS - Although the fund has no current intention to do so during the next 12 months, the fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral security under or subject to the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

   FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities it assumes the risk of any decline in the value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss beginning on the date of the agreement.

 As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

 Although the fund has no current intention to do so during the next 12 months, the fund is authorized to enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the sale of GNMA certificates or other securities together with a commitment to purchase similar, but not identical, securities at a future date. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the Investment Company Act of 1940 (the "1940 Act"), these transactions may be considered borrowings by the fund; accordingly, the fund will limit these transactions, together with any other borrowings, to no more than one-third of its total assets. Although these transactions will not be entered into for the purpose of leveraging, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily will be in a leveraged position (I.E., it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of reverse repurchase or roll agreements exceed the costs of the agreements, the fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

CURRENCY TRANSACTIONS - The fund has the ability to enter into forward currency contracts to either protect against changes in currency exchange rates or in lieu of holding a security denominated in a particular currency. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell one currency against another currency (other than the U.S. dollar).

 Although the fund has no current intention of doing so (at least for the next 12 months), the fund may attempt to accomplish objectives similar to those involved in its use of forward currency contracts by purchasing put or call options on currencies. A put option gives the fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the fund anticipates purchasing securities. Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

 Certain provisions of the Internal Revenue Code may limit the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

LOANS OF PORTFOLIO SECURITIES - The fund is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral.
The fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made.

DIVERSIFICATION - For the fund to be considered a "diversified" investment company under federal and state laws, it would be required to limit its investment in any one issuer (other than the U.S. Government) to 5% of its total assets. However, such a limitation would reduce the extent to which the fund could concentrate its non-U.S. investments in securities of governmental issuers, which are generally considered to be of higher credit quality than are non-U.S. private issuers, and accordingly might increase the fund's investment risk. The fund intends to comply with the diversification and other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies so that the fund will not be subject to U.S. taxes on the net investment income and net capital gains that it distributes to its shareholders.

                            INVESTMENT RESTRICTIONS

    The fund has adopted certain investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or
(ii) more than 50% of the outstanding voting securities. Investment limitations expressed in the following restrictions are considered at the time securities are purchased. These restrictions provide that the fund may not:

 1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

 2. Invest in companies for the purpose of exercising control or management;

 3. Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts) or options on currencies;

 4. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market or OTC options for which there is no secondary market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the fund's total assets;

  5. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

  6. Make loans, except that the fund may purchase debt securities and enter into repurchase agreements and make loans of portfolio securities;

  7. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

  8. Purchase securities on margin, provided that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

  9. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets (in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage), and except that the fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets;

 10. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing;

 11. Invest in interests in oil, gas, or other mineral exploration or development programs;

 12. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

 13. Write, purchase or sell put options, call options or combinations thereof, except that this shall not prevent the purchase of put or call options on currencies;

 14. Purchase or retain the securities of any issuer, if those individual officers and Directors of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

 A further investment policy of the fund, which may be changed by action of the Board of Directors without shareholder approval, is that the fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer.


                          FUND OFFICERS AND DIRECTORS
                      Directors and Director Compensation

                    POSITION         PRINCIPAL            AGGREGATE              TOTAL                  TOTAL
NAME, ADDRESS       WITH             OCCUPATION(S)        COMPENSATION           COMPENSATION           NUMBER
AND AGE             REGISTRANT       DURING               (INCLUDING             (INCLUDING             OF FUND
                                     PAST 5 YEARS         VOLUNTARILY            VOLUNTARILY            BOARDS ON
                                     (POSITIONS           DEFERRED               DEFERRED               WHICH
                                     WITHIN THE           COMPENSATION/1/)       COMPENSATION/1/)       DIRECTOR
                                     ORGANIZATIONS        FROM                   FROM ALL               SERVES/2/
                                     LISTED MAY           THE FUND DURING        FUNDS MANAGED BY
                                     HAVE                 FISCAL YEAR            CAPITAL RESEARCH
                                     CHANGED DURING       ENDED                  AND
                                     THIS PERIOD)         SEPTEMBER 30,          MANAGEMENT
                                                          1997                   COMPANY/2/ FOR
                                                                                 THE YEAR ENDED
                                                                                 SEPTEMBER 30,
                                                                                 1997

H. Frederick        Director         Private              $3,411                 $166,300               18
Christie                             Investor.
Age: 64                              Former
P.O. Box 144                         President and
Palos Verdes                         CEO, The
Estates, CA                          Mission Group
90274                                (non-utility
                                     holding
                                     company,
                                     subsidiary of
                                     Southern
                                     California
                                     Edison
                                     Company)

+Don R.             Director         President            none/4/                none/4/                12
Conlan                               (retired),
Age: 62                              The Capital
1630 Milan                           Group
Avenue                               Companies,
South                                Inc.
Pasadena, CA
91030

Diane C.            Director         CEO and              $2,700                 $43,000                12
Creel                                President,
Age: 49                              The Earth
100 W.                               Technology
Broadway                             Corporation
Suite 5000                           (international
Long Beach,                          consulting
CA 90802                             engineering)

Martin              Director         Chairman,            $3,025/3/              $134,000               16
Fenton, Jr.                          Senior
Age: 62                              Resource Group
4350                                 (management of
Executive                            senior living
Drive                                centers)
Suite 101
San Diego, CA
92121-2116

Leonard R.          Director         President,           $3,466                 $48,200                12
Fuller                               Fuller
Age: 51                              Consulting
4337 Marina                          (management
City Drive                           consultants)
Suite 841 ETN
Marina del
Rey, CA 90292

+**Paul G.          Chairman of      Executive Vice       none/4/                none/4/                14
Haaga, Jr.          the Board        President and
Age: 49                              Director,
                                     Capital
                                     Research and
                                     Management
                                     Company

Herbert             Director         Private              $3,243                 $70,000                14
Hoover III                           Investor
Age: 70
1520 Circle
Drive
San Marino,
CA 91108

Richard G.          Director         Chairman,            $3,054/3/              $100,000               13
Newman                               President and
Age: 63                              CEO,
3250 Wilshire                        AECOM
Boulevard                            Technology
Los Angeles,                         Corporation
CA 90010-1599                        (architectural
                                     engineering)

Peter C.            Director         Retired.             $3,066/3/              $48,200                12
Valli                                Former
Age: 70                              Chairman and
45 Sea Isle                          CEO, BW/IP
Drive                                International
Long Beach,                          Inc.
CA 90803                             (industrial
                                     manufacturing)


   + Directors who are considered "interested persons" of the fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

++ May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.

* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025

** Address is 333 South Hope Street, Los Angeles, CA 90071

/1/ Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

   /3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors is as
follows:   H. Frederick Christie ($6,572), Martin Fenton, Jr. ($7,113), Richard
G. Newman ($13,836), and Peter C. Valli ($10,920). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/4/ Don R. Conlan, Abner D. Goldstine and Paul G. Haaga, Jr. are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                                 OFFICERS
        (with their principal occupations during the past five years)#

                                    AGE        POSITION(S) HELD WITH     PRINCIPAL OCCUPATION(S) DURING
NAME AND ADDRESS                               REGISTRANT                PAST 5 YEARS

Michael J. Downer                   43         Vice President            Senior Vice President - Fund
333 South Hope Street                                                    Business Management Group,
Los Angeles, CA 90071                                                    Capital Research and Management
                                                                         Company

Mary C. Hall                        39         Vice President            Senior Vice President - Fund
135 South State College Blvd.                                            Business Management Group,
Brea, CA 92821                                                           Capital Research and Management
                                                                         Company

Julie F. Williams                   49         Secretary                 Vice President - Fund Business
333 South Hope Street                                                    Management Group, Capital
Los Angeles, CA 90071                                                    Research and Management Company

Anthony W. Hynes, Jr.               34         Treasurer                 Vice President - Fund Business
135 South State College Blvd.                                            Management Group, Capital
Brea, CA 92821                                                           Research and Management Company

Kimberly S. Verdick                 32         Assistant Secretary       Assistant Vice President - Fund
333 South Hope Street                                                    Business Management Group,
Los Angeles, CA 90071                                                    Capital Research and Management
                                                                         Company

Todd L. Miller                      38         Assistant Treasurer       Assistant Vice President - Fund
135 South State College Blvd.                                            Business Management Group,
Brea, CA 92821                                                           Capital Research and Management
                                                                         Company


# Positions within the organizations listed may have changed during this period

    No compensation is paid by the fund to any officer or Director who is a director or officer of the Investment Adviser. The fund pays annual fees of $1,500 to Directors who are not affiliated with the Investment Adviser, plus $200 for each Board of Directors meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Directors. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of December 1, 1997, the officers and Directors and their families as a group, owned beneficially or of record fewer than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world.
The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

    The Investment Adviser is responsible for more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations, as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

   INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement"), between the fund and the Investment Adviser, will continue in effect until October 31, 1998 unless sooner terminated, and may be renewed from year to year thereafter provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

 The Agreement provides for an advisory fee reduction by any amount necessary to assure that the fund's annual ordinary net operating expenses do not exceed applicable expense limitations in any state in which the fund's shares are
being offered for sale.    Other expenses which are not subject to these
limitations include interest, taxes, brokerage commissions, transaction costs, and extraordinary items such as litigation, as well as, for purposes of the state expense limitations, any amounts excludable under the applicable regulation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space and utilities, necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

 The management fee is based upon the annual rates of 0.70% of the first $500 million of the fund's average net assets, plus 0.60% on average net assets in excess of $500 million but not exceeding $1 billion, plus 0.50% on average net assets in excess of $1 billion.

    During the fiscal years ended September 30, 1997, 1996, and 1995, the Investment Adviser's total fees amounted to $5,266,000, $4,847,000, and $4,073,000, respectively.

 The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, registration and filing fees with federal and state agencies, blue sky expenses, expenses of shareholders meetings, the expense of reports to existing shareholders, expenses of printing proxies and prospectuses, insurance premiums, legal and auditing fees, dividend disbursement expenses, the expense of the issuance, transfer and redemption of its shares, expenses pursuant to the fund's Plan of Distribution, custodian fees, costs of printing and preparation of registration statements, taxes and compensation and expenses of Directors who are not affiliated with the Investment Adviser.

   PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act (see "Principal Underwriter" in the Prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended September 30, 1997 amounted to $480,000 after allowance of $2,008,000 to dealers. During the fiscal years ended September 30, 1996, 1995, and 1994, the Principal Underwriter retained $707,000, $838,000, and $1,293,000, respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by a majority of the outstanding voting securities of the fund. The officers and Directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, and benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund is committed to the discretion of the Directors who are not interested persons during the existence of the Plan.
Plan expenditures are reviewed quarterly and must be renewed annually by the Board of Directors.

    Under the Plan the fund may expend up to 0.30% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealers commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees). Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost the investor more than paying other types of sales loads. During the fund's fiscal year ended September 30, 1997, the Fund paid 1,965,000 to the Principal Underwriter under the Plan as compensation to dealers. As of September 30, 1997, accrued and unpaid distribution expenses to the Principal Underwriter were 129,000.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements and to elect the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses), it will be taxed only on that portion (if any) of the investment company taxable income and net capital gain which it retains.

    To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or currencies or other income derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or meet these distribution requirements to avoid the excise tax liability.

    The fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would in effect be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes. In particular, investors should consider the tax implications of purchasing shares just prior to a dividend or distribution record date. Those investors purchasing shares just prior to such a date will then receive a partial return of capital upon the dividend or distribution, which will nevertheless be taxable to them as an ordinary or capital gains dividend.

 Sales of forward currency contracts which are intended to hedge against a change in the value of securities or currencies held by the fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

 It is anticipated that any net gain realized from the closing out of forward currency contracts will be considered a gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above. In order to avoid realizing excessive gains on securities or currencies held less than three months, the fund may be required to defer the closing out of a forward currency contract beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on forward currency contracts, which have been open for less than three months as of the end of the fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test, as discussed above.

 The amount of any realized gain or loss on closing out a forward currency contract such as a forward commitment for the purchase or sale of non-U.S. currency will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Except for transactions in forward currency contracts which are classified as part of a "mixed straddle," any gain or loss recognized with respect to forward currency contracts is considered to be 60% long-term capital gain or loss, and 40% short-term capital gain or loss, without regard to the holding period of the contract. In the case of a transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. Code
Section 988 may also apply to forward currency contracts. Under Section 988, each non-U.S. currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

 The fund will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the fund's fiscal year) on forward currency contract transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments.

 Dividends and distributions generally are taxable to shareholders at the time they are paid. However, dividends and distributions declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

    If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 Under the Code, a fund's taxable income for each year will be computed without regard to any net non-U.S. currency loss attributable to transactions after October 31, and any such net non-U.S. currency loss will be treated as arising on the first day of the following taxable year.

 The fund may be required to pay withholding and other taxes imposed by countries outside the United States which would reduce the fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of the fund's total assets at the close of its taxable year consist of securities of non-U.S. corporations, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable income or, alternatively, use them as foreign tax credits against their federal income taxes.

    As of the date of this statement of additional information, the maximum individual tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than 18 months is 20%, and on assets held more than one year and no more than 18 months is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 in a taxable year will be required to pay an additional amount of tax of up to $11,750, and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary discussion of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and distributions may also be subject to state or local taxes. Investors should consult their own tax advisers for additional details as to their particular tax status.


                               PURCHASE OF SHARES

METHOD                      INITIAL INVESTMENT                       ADDITIONAL INVESTMENTS

                            See "Investment Minimums and Fund        $50 minimum (except where a
                            Numbers" for initial                     lower minimum is noted under
                            investment minimums.                     "Investment Minimums and Fund
                                                                     Numbers").

By contacting               Visit any investment dealer who is       Mail directly to your
your                        registered in the state where the        investment dealer's address
investment                  purchase is made and who has a           printed on your
dealer                      sales agreement with American Funds      account statement.
                            Distributors.

By mail                     Make your check payable to the fund      Fill out the account additions
                            and mail to the address indicated        form at the bottom of a recent
                            on the account application.  Please      account statement, make your
                            indicate an investment dealer on         check payable to the fund,
                            the account application.                 write your account number on
                                                                     your check, and mail the check
                                                                     and form in the envelope
                                                                     provided with your account
                                                                     statement.

By telephone                Please contact your investment           Complete the "Investments by
                            dealer to open account, then follow      Phone" section on the account
                            the procedures for additional            application or American
                            investments.                             FundsLink Authorization Form.
                                                                     Once you establish the
                                                                     privilege, you, your financial
                                                                     advisor or any person with your
                                                                     account information can call
                                                                     American FundsLine(r) and make
                                                                     investments by telephone
                                                                     (subject to conditions noted in
                                                                     "Telephone Purchases, Sales and
                                                                     Exchanges" below).

By computer                 Please contact your investment           Complete the American FundsLink
                            dealer to open account, then follow      Authorization Form.  Once you
                            the procedures for additional            establish the privilege, you,
                            investments.                             your financial advisor or any
                                                                     person with your account
                                                                     information may access American
                                                                     FundsLine(r) on the Internet
                                                                     and make investments by
                                                                     computer (subject to conditions
                                                                     noted in "Telephone and
                                                                     Computer Purchases, Redemptions
                                                                     and Exchanges" below).

By wire                     Call 800/421-0180 to obtain              Your bank should wire your
                            your account number(s), if               additional investments in the
                            necessary.  Please indicate an           same manner as described under
                            investment dealer on the                 "Initial Investment."
                            account.  Instruct your bank to
                            wire funds to:
                            Wells Fargo Bank
                            155 Fifth Street
                            Sixth Floor
                            San Francisco, CA 94106
                            (ABA #121000248)
                            For credit to the account of:
                            American Funds Service Company
                            a/c #4600-076178
                            (fund name)
                            (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.

 INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):

FUND                                                                   MINIMUM            FUND
                                                                       INITIAL            NUMBER
                                                                       INVESTMENT
STOCK AND STOCK/BOND FUNDS
AMCAP Fund(r)                                                                             02
                                                                       $1,000
American Balanced Fund(r)                                                                 11
                                                                       500
American Mutual Fund(r)                                                                   03
                                                                       250
Capital Income Builder(r)                                                                 12
                                                                       1,000
Capital World Growth and Income Fund(sm)                                                  33
                                                                       1,000
EuroPacific Growth Fund(r)                                                                16
                                                                       250
Fundamental Investors(sm)                                                                 10
                                                                       250
The Growth Fund of America(r)                                                             05
                                                                       1,000
The Income Fund of America(r)                                                             06
                                                                       1,000
The Investment Company of America(r)                                                      04
                                                                       250
The New Economy Fund(r)                                                                   14
                                                                       1,000
New Perspective Fund(r)                                                                   07
                                                                       250
SMALLCAP World Fund(r)                                                                    35
                                                                       1,000
Washington Mutual Investors Fund(sm)                                                      01
                                                                       250
BOND FUNDS
American High-Income Municipal Bond Fund(r)                                               40
                                                                       1,000
American High-Income Trust(sm)                                                            21
                                                                       1,000
The Bond Fund of America(sm)                                                              08
                                                                       1,000
Capital World Bond Fund(r)                                                                31
                                                                       1,000
Intermediate Bond Fund of America(sm)                                                     23
                                                                       1,000
Limited Term Tax-Exempt Bond Fund of America(sm)                                          43
                                                                       1,000
The Tax-Exempt Bond Fund of America(r)                                                    19
                                                                       1,000
The Tax-Exempt Fund of California(r)*                                                     20
                                                                       1,000
The Tax-Exempt Fund of Maryland(r)*                                                       24
                                                                       1,000
The Tax-Exempt Fund of Virginia(r)*                                                       25
                                                                       1,000
U.S. Government Securities Fund(sm)                                                       22
                                                                       1,000
MONEY MARKET FUNDS
The Cash Management Trust of America(r)                                                   09
                                                                       2,500
The Tax-Exempt Money Fund of America(sm)                                                  39
                                                                       2,500
The U.S. Treasury Money Fund of America(sm)                                               49
                                                                       2,500
___________
*Available only in certain states.


 For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

Amount of Purchase at the Offering Price           SALES CHARGE AS                 DEALER CONCESSION
                                                   PERCENTAGE OF THE:              AS PERCENTAGE
                                                                                   OF THE OFFERING
                                                                                   PRICE
                                                   NET AMOUNT       OFFERING
                                                   INVESTED         PRICE
STOCK AND STOCK/BOND FUNDS
Less than $50,000                                  6.10%
                                                                    5.75%          5.00%
$50,000 but less than $100,000                     4.71
                                                                    4.50           3.75
BOND FUNDS
Less than $25,000                                  4.99
                                                                    4.75           4.00
$25,000 but less than $50,000                      4.71
                                                                    4.50           3.75
$50,000 but less than $100,000                     4.17
                                                                    4.00           3.25
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000                    3.63
                                                                    3.50           2.75
$250,000 but less than $500,000                    2.56
                                                                    2.50           2.00
$500,000 but less than $1,000,000                  2.04
                                                                    2.00           1.60
$1,000,000 or more                                 none                            (see below)
                                                                    none

Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal
Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

    American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

    Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.

 Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

   NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of foundations or endowments with assets of $50 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

   STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and capital gain distributions on these shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

    In the case of purchase orders by the directors of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll
deduction investment will be multiplied by 13 and then multiplied by 1.5.   The
current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the statement of intention, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

   AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company. This offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 The price you pay for fund shares, the public offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

    All portfolio securities of funds managed by Capital Research and Management Company, other than the money market funds, are valued and the net asset value per share is determined as follows:

     1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

     Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

     Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

     Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets.

    2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets.

    3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or by the fund. The fund will not knowingly sell fund shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Directors.


                                REDEEMING SHARES

                                                        Send a letter of instruction specifying
By writing to American Funds Service Company            the name of the fund, the number of
(at the appropriate address indicated under             shares or dollar amount to be sold, your
"Principal Underwriter and Transfer                     name and account number.  You should also
Agent" in the Prospectus)                               enclose any share certificates you wish
                                                        to redeem.  For redemptions over $50,000
                                                        and for certain redemptions of $50,000 or
                                                        less (see below), your signature must be
                                                        guaranteed by a bank, savings
                                                        association, credit union, or member firm
                                                        of a domestic stock exchange or the
                                                        National Association of Securities
                                                        Dealers, Inc. that is an eligible
                                                        guarantor institution.  You should verify
                                                        with the institution that it is an
                                                        eligible guarantor prior to signing.
                                                        Additional documentation may be required
                                                        for redemption of shares held in
                                                        corporate, partnership or fiduciary
                                                        accounts.  Notarization by a Notary
                                                        Public is not an acceptable signature
                                                        guarantee.

By contacting your investment                           If you redeem shares through your
dealer                                                  investment dealer, you may be charged for
                                                        this service.  SHARES HELD FOR YOU IN
                                                        YOUR INVESTMENT DEALER'S STREET NAME MUST
                                                        BE REDEEMED THROUGH THE DEALER.

You may have a redemption check sent to you by          You may use this option, provided the
using American FundsLine(r) or American                 account is registered in the name of an
FundsLine OnLine(sm) or by telephoning, faxing,         individual(s), a UGMA/UTMA custodian, or
or telegraphing American Funds Service Company          a non-retirement plan trust.  These
(subject to the conditions noted in this                redemptions may not exceed $50,000 per
section and in "Telephone and Computer                  shareholder per day, per fund account and
Purchases, Sales and Exchanges" below)                  the check must be made payable to the
                                                        shareholder(s) of record and be sent to
                                                        the address of record provided the
                                                        address has been used with the account
                                                        for at least 10 days.  See  "Fund
                                                        Organization and Management - Principal
                                                        Underwriter and Transfer Agent" in the
                                                        Prospectus and "Exchange Privilege" below
                                                        for the appropriate telephone or fax
                                                        number.

In the case of the money market funds, you may          Upon request (use the account application
have redemptions wired to your bank by                  for the money market funds) you may
telephoning American Funds Service Company              establish telephone redemption privileges
($1,000 or more) or by writing a check ($250 or         (which will enable you to have a
more)                                                   redemption sent to your bank account)
                                                        and/or check writing privileges.  If you
                                                        request check writing privileges, you
                                                        will be provided with checks that you may
                                                        use to draw against your account.  These
                                                        checks may be made payable to anyone you
                                                        designate and must be signed by the
                                                        authorized number of registered
                                                        shareholders exactly as indicated on your
                                                        checking account signature card.



 A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 15 DAYS.

CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

   AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables you to make regular monthly or quarterly investments in shares through automatic charges to your bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. . Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and you will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If your bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing the Transfer Agent.

AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

   CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -You may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of your account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund will have the right, if you fail to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to you. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

    You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(r) or American FundsLine OnLine(sm) (see "American FundsLine(r) and American FundsLine OnLine(sm) below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the Prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

   ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

   AMERICAN FUNDSLINE(R) and American FundsLine OnLine(sm) - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(r) and American FundsLine OnLine(sm). To use this service, call 800/325-3590 from a TouchTone(tm) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(r) and American FundsLine OnLine(sm) are subject to the conditions noted above and in "Redeeming Shares--Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

   TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine(r)) and American FundsLine OnLine(sm), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

    Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

    Dealer concessions on underwritings, for the fiscal years ended September 30, 1997, 1996, and 1995, amounted to $212,000, $151,000, and $22,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, , One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial agreements in non-U.S. banks or non-U.S. branches of U.S. banks.

   TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $579,000 for the fiscal year ended September 30, 1997.

INDEPENDENT AUDITORS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, has served as the fund's independent auditors since inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of the independent auditors given on the authority of said firm as experts in accounting and auditing.

REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on September 30. Shareholders are provided, at least semiannually, with reports showing the investment portfolio, financial statements and other information. The fund's financial statements are audited annually by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the Directors.

   PERSONAL INVESTING POLICY - The Investment Adviser and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. You may obtain a summary of the personal investing policy by contacting the Secretary of the fund.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE -- SEPTEMBER 30, 1997

Net asset value and redemption price per share
 (Net assets divided by shares outstanding)             $16.40

Offering price per share (100/95.25 of per share
 net asset value, which takes into account the
 fund's current maximum sales charge)                   $17.22


SHAREHOLDER VOTING RIGHTS - The fund currently issues shares in one class and series, but the Board of Directors may establish additional classes or series of shares in the future. When more than one class or series of shares is outstanding, shares of all classes and series will vote together for a single set of Directors, and on other matters affecting the entire fund, with each share entitled to a single vote. On matters affecting only one class or series, only the shareholders of that class or series shall be entitled to vote. On matters relating to more than one class or series but affecting the classes and series differently, separate votes by class and series are required.

                               INVESTMENT RESULTS

    The fund's yield is 4.74% based on a 30-day (or one month) period ended September 30, 1997, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[( a-b/cd + 1)/6/ -1]

Where: a = dividends and interest earned during the period.

 b = expenses accrued for the period (net of reimbursements).

 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

 d = the maximum offering price per share on the last day of the period.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12
months.   The distribution rate may differ from the yield.

 In addition, investments in certain currency contracts may affect the fund's distribution rate. The Internal Revenue Service requires funds to recognize as ordinary income certain realized currency gains on non-U.S. currency transactions and to distribute such amounts as dividends to shareholders. Conversely, realized currency losses must be recognized as ordinary losses and reflected by reductions in dividends. Because such adjustments affect a fund's distribution rate calculations, a fund's distribution rate may be greater (if there is a net currency gain) or lesser (if there is a net currency loss) than its SEC yield. In addition, because of special tax treatment, certain other transactions may result in differences between the SEC yield and distribution rate. For example, unrealized gains on certain open forward currency contracts are required to be recognized as income and distributed as dividends (and are therefore included in the distribution rate but are not included in the SEC yield).

    The fund's total return over the past 12 months and average annual total return for the five-year and lifetime periods ending on September 30, 1997 was -0.57%, 6.76% and 8.55%, respectively. The average annual total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange
Commission:  P(1+T)/n/ = ERV.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The fund will calculate total return for five and ten-year periods after such periods have elapsed. In addition, the fund will provide lifetime average annual total return figures.

   EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1967 (127 in all), those funds have had better total returns than the Standard and Poor's 500 Stock Composite Index in 91 of the 127 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

 The fund may from time to time compare its investment results with the following:

 (1) The Salomon Brothers non-U.S. Dollar Indexes, which measure the total return of high-quality non-U.S. dollar denominated securities in major sectors of the bond market.

 (2) The Lehman Brothers Government/Corporate Bond Index, which is a comprehensive measure of all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues), all publicly issued debt of agencies of the U.S.Government (excluding mortgage-backed securities), and all public, fixed-rate, non-convertible investment grade domestic corporate debt.

 (3) The Salomon Brothers Broad Investment-Grade Bond Index, which represents over 5,000 individually priced securities and is a market capitalization weighted index and includes Treasury, Government-sponsored, mortgage, and investment-grade fixed-rate corporates (BBB/Baa3) with a maturity of one year or longer and a minimum of $50 million outstanding at entry, and which remain in the Index until their amount falls below $25 million.

 (4) The Salomon Brothers World Bond Index, which is a sub-component of the International Bond Index and provides a comprehensive measure of the total return of high-quality securities in major sectors of the bond market. Included in the index are U.S. and non-U.S. Government bonds.

 (5) The Salomon Brothers World Government Bond Index, which is designed to provide a comprehensive measure of the total return performance of the domestic Government bond markets in each of nine countries (United States, Japan, United Kingdom, Germany, France, Canada, the Netherlands, Australia and Switzerland) and in the nine countries combined.

  (6) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth.

 (7) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G., food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

 The fund may also refer to results compiled by organizations such as Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 In addition, the fund may also from time to time illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

                If you are considering the fund for an
                    Individual Retirement Account
          Here's how much you would have if you invested

$2,000 a year in the Fund:
1 Year                      3 Years                   Lifetime
(10/1/96 - 9/30/97)         (10/1/94 - 9/30/97)       (8/4/87 - 9/30/97)

$1,989                      $6,659                    $33,076



           See the difference time can make in an investment program

                                                 ... and taken all
                                                 distributions in shares,
If you had invested                              your investment would
$10,000 in the Fund                              have been worth this
this many years ago...                           much at September 30, 1997
|                                                |
                            Periods

  Number of Years            10/1-9/30           Value**

1                           1996 - 1997          $9,943

2                           1995  - 1997         10,704

3                           1994  - 1997         12,646

4                           1993  - 1997         12,566

5                           1992  -  1997        13,876

6                           1991  -  1997         15,182

7                           1990   - 1997         17,629

8                           1989   - 1997         19,024

9                           1988   - 1997         20,064

10                          1987   - 1997         22,710

Lifetime                    1987   - 1997*       22,634


            Illustration of a $10,000 investment in the Fund
              WITH DIVIDENDS AND CAPITAL GAINS REINVESTED
    (For the lifetime of the Fund August 4, 1987 - September 30, 1997)

                 COST OF SHARES                                   VALUE OF SHARES**
                                                                              From
Fiscal                                          Total          From           Capital          From
Year End         Annual        Dividends        Investment     Initial        Gains            Dividends       Total
September 30     Dividends     (cumulative)     Cost           Investment     Reinvested       Reinvested      Value

1987*            ---           ---              $10,000        $9,493         ---              ---             $9,493

1988             $ 621         $621             10,621         10,120         $8               615             10,743

1989              801          1,422            11,422         9,700          237              1,393           11,330

1990              945          2,367            12,367         9,640          236              2,355           12,231

1991              948          3,315            13,315         10,400         254              3,545           14,199

1992             1,000         4,315            14,315         10,633         260              4,649           15,542

1993              871          5,186            15,186         10,987         443              5,729           17,159

1994             1,046         6,232            16,232         10,220          491             6,342           17,053
1995             1,354         7,586            17,586         11,207         539              8,394           20,140

1996             1,474         9,060            19,060         11,240         540              9,904           21,684

1997             1,557         10,617           20,617         10,933         526              11,175          22,634



The dollar amount of capital gain distributions during the fund's lifetime was $485.

*  From inception on August 4, 1987.

** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.

                                    APPENDIX

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

 Moody's Investors Service, Inc. employs the designations "Prime-1"and "Prime-2" to indicate the two highest grades of commercial paper.

"ISSUERS RATED PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

 -  Leading market positions in well established industries.

 -  High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earning coverage of fixed financial charges and high internal cash generation.

- Well established access to a range of financial markets and assured sources of alternate liquidity."

"ISSUERS RATED PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained."

 Standard & Poor's Corporation's two highest ratings of commercial paper are "A-1" and "A-2."

 "A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category in which the fund invests may be delineated with the numbers 1 or 2 to indicate the relative degree of safety."

 "A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong."

 "A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated 'A-1'."

                          DESCRIPTION OF BOND RATINGS

Moody's Investors Service, Inc. rates "investment grade" long-term debt obligations issued by various entities from "Aaa" to "Baa." These ratings are described below:

 "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

 "Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

Standard & Poor's Corporation rates the investment grade long-term debt obligations of various entities in categories ranging from "AAA" to "BBB" according to quality. These ratings are described below:

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

 "Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."


Capital World Bond Fund                                      Principal        Market     Percent
Investment Portfolio September 30, 1997                         Amount         Value      of Net
                                                                 (000)         (000)      Assets
Bonds & Notes
Australian Dollars
Australian Government, 10.00% 2002                             A$4,600     US$  3,956       0.52%
Federal National Mortgage Assn.
 6.50% 2002                                                       8,500         6,368        .84
New South Wales Treasury:
 11.50% 1999                                                      1,000           804        .11
 7.00% 2004                                                       5,500         4,177        .55
News America Holdings Inc. 8.625% 2014                           11,000         8,440       1.12
Southern Australia Finance Authority
 11.25% 2001                                                      1,500         1,294        .17
                                                                            --------    --------
                                                                               25,039       3.31
                                                                            --------    --------
British Pounds
Bank of Ireland 9.75% 2005                                  pounds2,485         4,572        .60
European Investment Bank 6.00% 2004                                 250           390        .05
FP Finance 9.125% 2049                                            2,000         3,554        .47
Land Securities 9.00% 2020                                        1,000         1,904        .25
Lloyds Trustee Savings Banking Group
 8.50% 2006                                                       3,000         5,235        .69
Scott Life 9.00% 2049                                             2,000         3,535        .47
United Kingdom:
 9.50% 1999                                                       2,000         3,319        .44
 8.00% 2000                                                       5,500         9,193       1.21
 7.00% 2001                                                       1,000         1,638        .22
 8.50% 2005                                                       5,600        10,191       1.35
                                                                            --------    --------
                                                                               43,531       5.75
                                                                            --------    --------
Canadian Dollars
Canadian Government:
 6.25% 1998                                                    C$2,000          1,460        .19
 10.75% 1998                                                      1,500         1,122        .15
 8.50% 2000                                                       2,250         1,762        .23
 9.75% 2001                                                      13,000        10,995       1.46
 9.00% 2004                                                       5,000         4,345        .57
 10.75% 2009                                                     10,500        10,716       1.41
 4.63% 2021(2)                                                   22,000        18,014       2.38
 4.38% 2026(2)                                                    7,500         5,805        .77
Canadian Trust 6.75% 2001                                         1,866         1,396        .18
Ontario Hydro (Province of Ontario)
 3.61% 1999(2)                                                    2,000         1,448        .19
                                                                            --------    --------
                                                                               57,063       7.53
                                                                            --------    --------
Danish Kroner
Danish Government:
 9.00% 1998                                                   DKr3,000            469        .06
 8.00% 2001                                                      10,000         1,651        .22
 8.00% 2003                                                      10,000         1,676        .22
                                                                            --------    --------
                                                                                3,796        .50
                                                                            --------    --------
Finnish Markkaa
Finnish Government:
 11.00% 1999                                                  FM12,000          2,463        .33
 10.00% 2001                                                      5,000         1,116        .15
Finland (Republic of) Treasury Bill
 0% 1997                                                          7,700         1,455        .19
                                                                            --------    --------
                                                                                5,034        .67
                                                                            --------    --------
German Marks
Bayerische Vereinsbank AG
 6.50% 2005                                                    DM6,000          3,616        .48
Bundesobligation 5.875% 2000                                     15,250         8,984       1.18
Bundesrepublik 7.00% 1999                                        12,000         7,092        .94
Bundesschatzanweisung 5.75% 1999                                 11,000         6,415        .85
Deutschland Republic:
 8.00% 2002                                                      23,000        14,777       1.95
 6.75% 2003                                                      23,500        14,441       1.90
 6.50% 2005                                                       8,000         4,862        .64
 6.875%  2005                                                    10,000         6,209        .82
Treuhandanstalt 7.125% 2003                                      30,000        18,699       2.47
                                                                            --------    --------
                                                                               85,095      11.23
                                                                            --------    --------
Irish Pounds
Ireland (Republic of):
 6.25% 1999                                               IRpounds4,500          6,619       .87
 8.00% 2000                                                       2,400         3,738        .50
 6.50% 2001                                                       1,800         2,718        .36
 6.25% 2004                                                       2,030         3,039        .40
 8.00% 2006                                                      10,400        17,172       2.26
Irish Permanent Treasury
 6.75% 2000                                                       1,100         1,652        .22
                                                                            --------    --------
                                                                               34,938       4.61
                                                                            --------    --------
Italian Lire
Italian Government National:
 9.50% 1999                                               Lr10,900,000          6,637        .87
 9.50% 2001                                                  13,900,000         9,024       1.19
KfW International Finance Inc.
  11.625% 1998                                                4,000,000         2,472        .33
                                                                                   -    --------
                                                                               18,133       2.39
                                                                            --------    --------
Japanese Yen
European Investment Bank 6.75% 2001                         yen250,000          2,495        .33
Export-Import Bank of Japan:
 4.375% 2003                                                    225,000         2,166        .29
 2.875% 2005                                                  1,730,000        15,416       2.04
GMAC International Finance 3.75% 1999                           300,000         2,600        .34
International Bank for Reconstruction
 and Development:
 4.50% 2003                                                   1,004,000         9,670       1.27
 4.75% 2004                                                     575,000         5,765        .76
Japan Development Bank:
 5.00% 1999                                                      40,000           361        .05
 6.50% 2001                                                      87,000           873        .12
Spain (Kingdom of):
 4.625% 2004                                                    330,000         3,238        .43
 3.10% 2006                                                   1,280,000        11,456       1.51
                                                                            --------    --------
                                                                               54,040       7.14
                                                                            --------    --------
Netherlands Guilders
Netherlands Government
 7.50% 1999                                                   NLG5,000          2,655        .35
                                                                            --------    --------
New Zealand Dollars
New Zealand Government:
 8.00% 2001                                                  NZ$11,000          7,295        .96
 10.00% 2002                                                     19,400        13,961       1.84
 8.00% 2004                                                      10,000         6,843        .90
 8.00% 2006                                                      12,350         8,624       1.14
 4.50% 2016(1)                                                   28,100        16,782       2.22
                                                                            --------    --------
                                                                               53,505       7.06
                                                                            --------    --------
Portuguese Escudos
Portugal (Republic of):
 11.875% 2000                                               PTE100,000            642        .09
 11.875% 2000                                                   400,000         2,594        .34
 8.75% 2001                                                     140,000           867        .11
 11.875% 2005                                                   300,000         2,283        .30
                                                                                   -           -
                                                                                6,386        .84
                                                                                   -           -
South African Rand
South Africa (Republic of) 13.00% 2010(3)                    ZAR38,000          7,689       1.02
                                                                                   -           -
Spanish Pesetas
Spain (Kingdom of):
 9.90% 1998                                                 Pta700,000          4,990        .66
 11.45% 1998                                                    570,000         4,049        .53
 6.75% 2000                                                     250,000         1,756        .23
 8.40% 2001                                                   1,000,000         7,455        .98
 10.50% 2003                                                    800,000         6,758        .89
 8.00% 2004                                                     200,000         1,529        .21
                                                                            --------    --------
                                                                               26,537       3.50
                                                                            --------    --------
Swedish Kronor
Swedish Government:
 11.00% 1999                                               SKr 119,000         16,924       2.23
 10.25% 2003                                                     24,000         3,852        .51
                                                                            --------    --------
                                                                               20,776       2.74
                                                                            --------    --------
Swiss Francs
Swiss Government 4.50% 2002                                   CHF5,250          3,909        .52
                                                                            --------    --------
United States Dollars
Aames Mortgage Trust, Series 1996-D,
 Class A-1C, pass-through certificates,
 6.52% 2020(4)                                                US$3,000          3,004        .40
Asset-Backed Securities Investment
 Trust, Series 1997-D, 6.79% 2003(5)                              5,000         5,000        .66
Airplanes Pass Through Trust, pass-through
 certificates, Class C, 8.15% 2019(4)                             6,000         6,317        .83
Banco General, SA 7.70% 2002(5)                                   1,500         1,498        .20
Banco Nacional de Mexico, SA 1995 Trust
 Certificates, 0% 2002(4),(5)                                     4,753         4,001        .53
China (People's Republic of)
 9.00% 2096                                                         500           586        .08
Colombia (Republic of):
 8.70% 2016                                                       1,000         1,057        .14
 8.375% 2027                                                      3,000         2,969        .39
Continental Airlines, Inc., Series 1996A,
 6.94% 2015(4),(5)                                                1,961         1,972        .26
DLJ Mortgage Acceptance Corp., Series
 1997-CF1, Class A1A, 7.40% 2006(5)                               2,207         2,288        .30
Federal Home Loan Mortgage Corp.:
 5.78% 2003(4)                                                    4,000         3,859        .51
 6.19% 2004(4)                                                    9,000         8,750       1.16
Federal National Mortgage Assn.
 7.50% 2025(4)                                                    1,353         1,375        .18
Freeport-McMoRan Copper & Gold, Inc.:
 7.50% 2006                                                       1,000         1,019        .13
 7.20% 2026                                                       3,000         3,018        .40
Fuji Bank 7.301% 2049                                             2,000         2,019        .26
Government National Mortgage Assn.:
 9.00% 2017-2024(4)                                               6,115         6,572        .87
 8.50% 2021(4)                                                      559           593        .08
 7.375% 2022-2024(2),(4)                                          4,351         4,488        .59
 6.50% 2024(2),(4)                                                2,632         2,591        .34
 7.00% 2024-2026(2),(4)                                           4,168         4,226        .56
 6.50% 2025(4)                                                    2,568         2,634        .35
 5.00% 2026(2),(4)                                                3,417         3,431        .45
Green Tree Financial Corp.:
 Net Interest Margin Trust, Series 1995-A,
  7.25% 2005(4)                                                   1,036         1,034        .13
 Home Improvement Loan Certificates,
  Series 1996-C, Class A-1, 6.45% 2021(4)                           823           824        .11
Inter America Development Bank
 8.875% 2001                                                      3,000         3,270        .43
J.P. Morgan & Co., Inc. 5.994% 2012(2)                            1,000           964        .13
Korea Development Bank 7.375% 2004                                1,000         1,007        .13
McDermott Inc. 9.375% 2002                                        2,000         2,136        .28
Merita Bank Ltd. 6.50% 2006                                       1,000           974        .13
Morgan Stanley Capital Inc.:
 1997-HF1, Class A-2, 7.27% 2007(5)                               2,000         2,069        .27
 1997-WF1, Class A-1, 6.83% 2029(5)                               2,978         3,017        .40
National Bank of Hungary 8.875% 2013                                250           285        .04
Parker & Parsley Petroleum Co.
 8.25% 2007                                                       2,000         2,176        .29
Petrozuata Finance Inc. 7.63% 2009(5)                             1,000         1,032        .13
Poland (Republic of) Past Due Interest Bonds:
 Bearer shares 4.00% 2014(2)                                     18,000        15,795       2.08
 Registered shares 4.00% 2014(2)                                  3,000         2,633        .35
Quebec (Province of):
 8.625% 2005                                                      1,250         1,388        .18
Reliance Industries Ltd.:
 8.125% 2005                                                      1,000         1,004        .13
 10.25% 2097(5)                                                   2,500         2,744        .36
Skandinaviska Enskilda Banken 6.875% 2009                           500           495        .07
Slovenia (Republic of) 7.00% 2001(5)                                500           510        .07
TCI Communications Inc. 6.875% 2006                               7,000         6,813        .90
Time Warner Inc., pass-through certificates,
 Series 1997-1, 6.10% 2001(4),(5)                                 5,000         4,878        .64
UCFC Acceptance Corp. pass-through
 certificates, Series 1996-B1, Class A3,
 7.30% 2014(4)                                                    3,000         3,049        .40
United States Treasury:
 5.375% 1998                                                      3,000         2,996        .40
 5.875% 1998                                                      8,675         8,694       1.15
 8.25% 1998                                                       1,250         1,275        .17
 8.875% 1998                                                      6,500         6,719        .89
 6.375% 1999                                                     26,000        26,244       3.46
 6.875% 1999                                                      2,000         2,036        .27
 8.875% 1999                                                      6,500         6,763        .89
 6.75% 2000                                                       2,675         2,731        .36
 8.50% 2000                                                       2,000         2,145        .28
 6.50% 2001                                                         250           254        .03
 6.625% 2001                                                      1,450         1,482        .20
 7.50% 2001                                                       2,000         2,108        .28
 7.75% 2001                                                       2,000         2,109        .28
 6.375% 2002                                                     25,000        25,383       3.34
 6.625% 2002                                                      2,350         2,406        .32
 5.75% 2003                                                         660           650        .09
 7.25% 2004                                                       8,600         9,141       1.21
 11.625% 2004                                                    14,750        19,366       2.56
 6.50% 2005                                                       3,750         3,830        .51
 3.375% 2007(1)                                                   3,545         3,477        .46
 6.25% 2007                                                         700           704        .09
 10.375% 2009                                                       840         1,037        .14
US WEST Capital Funding, Inc.:
 Note 7.30% 2007                                                  1,000         1,023        .14
 Debenture 6.95% 2037                                             1,000         1,020        .13
Woolworth Corp., Series A:
 7.00% 2000                                                       1,000         1,014        .13
 6.98% 2001                                                       3,000         3,025        .40
 7.00% 2002                                                       2,000         2,016        .27
 8.50% 2022                                                       1,000         1,091        .14
Worldcom Inc. 7.75% 2007                                          3,000         3,145        .42
YPF SA:
 8.00% 2004                                                       2,350         2,394        .32
 7.75% 2007                                                       4,500         4,544        .60
                                                                            --------    --------
                                                                              282,186      37.25
                                                                            --------    --------
Total Bonds & Notes (cost:
 $731,627,000)                                                                730,312      96.41
                                                                            --------    --------

Short-Term Securities
Corporate Short-Term Notes
General Electric Capital Corp.,
 6.50% due 10/1/97                                               11,870        11,868       1.57
Sony Capital Corp.,
 5.50% due 10/2/97                                                6,000         5,998        .79

Total Short-Term Securities (cost:                                          --------    --------
 $17,866,000)                                                                  17,866       2.36
                                                                            --------    --------

Total Investment Securities (cost:
 $749,493,000)                                                                748,178      98.77

Excess of cash and receivables over
 payables                                                                       9,331       1.23
                                                                            --------    --------
Net Assets                                                                   $757,509     100.00%
                                                                            ========    ========

(1)Index-linked bond whose principal
 amount moves with a government retail
 price index.
(2)Coupon rate may change periodically.
(3)Represents a delayed-delivery security.
(4)Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
(5)Purchased in a private placement
 transaction; resale may be limited to
 qualified institutional buyers; resale to the public may require registration.


See Notes to Financial Statements

Capital World Bond Fund
Financial Statements
Statement of Assets and Liabilities
at September 30, 1997      (dollars in thousands)

Assets:
Investment securities at market
 (cost: $749,493)                                               $748,178
Cash                                                                   3
Receivables for--
 Sales of investments                             $  1,796
 Sales of fund's shares                              1,201
 Accrued interest                                   15,764        18,761
                                                 ---------     ---------
                                                                 766,942
Liabilities:
Payables for--
 Purchases of investments                            6,396
 Repurchases of fund's shares                        1,299
 Forward currency contracts - net                    1,125
 Management services                                   415
 Accrued expenses                                      198         9,433
                                                 ---------     ---------
Net Assets at September 30, 1997--
 Equivalent to $16.40 per share on
 46,186,401 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock - 200,000,000 shares)                            $757,509
                                                               =========

Statement of Operations
for the year ended September 30, 1997

                     (dollars in thousands)
Investment Income:
Income:
 Interest                                                        $49,840

Expenses:
 Management services fee                          $  5,266
 Distribution expenses                               1,965
 Transfer agent fee                                    579
 Reports to shareholders                               131
 Registration statement and prospectus                 178
 Postage, stationery and supplies                      107
 Directors' fees                                        22
 Auditing and legal fees                                42
 Custodian fee                                         194
 Taxes other than federal income tax                    19
 Other expenses                                         17         8,520
                                                 ---------     ---------
 Net investment income                                            41,320
                                                               ---------
Realized Gain and Unrealized Depreciation
 on Investments:
Net realized gain                                                  8,579
Net unrealized depreciation on:
 Investments                                       (14,945)
 Open forward currency contracts                      (821)
                                                 ---------
  Net unrealized depreciation                                    (15,766)
                                                               ---------
 Net realized gain and unrealized
  depreciation on investments                                     (7,187)
                                                               ---------
Net Increase in Net Assets Resulting
 from Operations                                                 $34,133
                                                               =========

Statement of Changes in Net Assets
(dollars in thousands)
                                                      Year          Year
                                                     ended         ended
                                                   9/30/97       9/30/96
                                                 ---------     ---------
Operations:
Net investment income                              $41,320       $43,922
Net realized gain on investments                     8,579        20,877
Net unrealized depreciation on investments         (15,766)      (11,445)
                                                 ---------     ---------
 Net increase in net
  assets resulting from operations                  34,133        53,354
                                                 ---------     ---------
Dividends Paid to Shareholders                     (55,642)      (51,067)
                                                 ---------     ---------

Capital Share Transactions:
Proceeds from shares sold:
 11,728,432 and 17,575,138
 shares, respectively                              195,677       296,074
Proceeds from shares issued in
 reinvestment of net investment
 income dividends:
 2,810,625 and 2,527,117 shares, respectivel        46,526        42,286
Cost of shares repurchased:
 16,458,455 and 10,834,133
 shares, respectively                             (274,024)     (182,595)
                                                 ---------     ---------
 Net increase (decrease) in net assets
  resulting from capital share
  transactions                                     (31,821)      155,765
                                                 ---------     ---------
Total Increase (Decrease) in Net Assets            (53,330)      158,052
Net Assets:
Beginning of year                                  810,839       652,787
                                                 ---------     ---------
End of year (including undistributed
 net investment income: $5,386 and
 $8,786, respectively)                            $757,509      $810,839
                                                 =========     =========


See Notes to Financial Statements

Notes to Financial Statements

1. Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks long-term total return, consistent with prudent management, by investing in quality fixed-income securities issued by major governments and corporations all over the world, including the United States. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

 Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

 Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates. The effects of changes in foreign currency exchange rates on investment securities are included in with the net realized and unrealized gain or loss on investment securities.

 Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed-delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

  The fund may enter into forward currency contracts, which represent an agreement to exchange currencies of different countries at a specified future date at a specified rate. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of September 30, 1997, net unrealized depreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $1,315,000, of which $13,832,000 related to appreciated securities and $15,147,000 related to depreciated securities. During the year ended September 30, 1997, the fund realized, on a tax basis, a net capital gain of $11,587,000 on security transactions. Net losses related to non-U.S. currency transactions of $3,008,000 are reported as an adjustment to ordinary income for federal income tax purposes. Dividends paid to shareholders included $10,922,000 of non-U.S. currency gains treated as income dividends for tax purposes. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $749,493,000 at September 30, 1997.

3. The fee of $5,266,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.70% of the first $500 million of average net assets; 0.60% of such assets in excess of $500 million but not exceeding $1 billion; and 0.50% of such assets in excess of $1 billion.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1997, distribution expenses under the Plan were $1,965,000. As of September 30, 1997, accrued and unpaid distribution expenses were $129,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $579,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $480,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1997, aggregate amounts deferred and earnings thereon were $38,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of September 30, 1997, accumulated undistributed net realized gain on investments, on a book basis, was $11,270,000 and additional paid-in capital was $742,926,000.

   The fund made purchases and sales of investment securities, excluding short-term securities, of $588,268,000 and $574,367,000, respectively, during the year ended September 30, 1997.

   Pursuant to the custodian agreement, the fund receives credit against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $194,000 includes $18,000 that was paid by these credits rather than in cash.

   At September 30, 1997, the fund had outstanding forward currency contracts to purchase and sell non-U.S. currencies as follows:

                                                                   U.S.       Valuation
           Non-U.S.                  Contract       Amount
           Currency                 ---------    ---------                   Unrealized
           Contracts                 Non-U.S.         U.S.       Amount  (Depreciation)
                                                                           Appreciation
--------------------------          ---------    ---------    ---------       ---------
Sales:
 Australian Dollars
  expiring 5/27/97               A$10,745,000   $7,750,000   $7,798,000     $  ( 48,000)
 British Pounds
  expiring 10/3 to
  10/14/97                     pounds4,200,000    6,990,000    6,777,000         213,000
 Danish Kroner
  expiring 11/4/97              DKr18,435,000    2,641,000    2,754,000        (113,000)
 German Marks
  expiring 10/10 to
  12/2/97                        DM44,452,000   24,895,000   25,263,000        (368,000)
 Irish Pounds
  expiring 11/28/97 to
  1/20/98                       IRL13,670,000   20,209,000   19,862,000         347,000
 Japanese Yen
  expiring 10/14/97 to
  3/30/98                    yen3,713,573,000   31,119,000   31,294,000        (175,000)
 New Zealand Dollars
  expiring 10/6/97 to
  11/24/97                      NZ$32,049,000   20,359,000   20,515,000        (156,000)
 Swedish Kronor
  expiring 10/28/97             SKr28,900,000    3,673,000    3,822,000        (149,000)
 Swiss Francs
  expiring 10/29/97              CHF5,450,000    3,629,000    3,770,000        (141,000)
 Spanish Pesetas
  expiring 12/19/97            Pta264,195,000    1,769,000    1,778,000          (9,000)
                                                                           ------------
                                                                               (599,000)
Purchases:                                                                 ------------
 Australian Dollars
  expiring 11/28/97              A$13,650,000   10,605,000    9,907,000        (698,000)
 Canadian Dollars
  expiring 11/3 to
  12/5/97                        C$45,752,000   33,201,000   33,236,000          35,000
 Italian Lire
  expiring 11/28/97               Lr8,336,000    4,684,000    4,835,000         151,000
 Japanese Yen
  expiring 10/23 to
  12/5/97                    yen4,359,743,000   36,716,000   36,702,000         (14,000)
                                                                           ------------
                                                                               (526,000)
                                                                           ------------

Forward currency contracts - net                                            $(1,125,000)
                                                                               ============

Per-Share Data and Ratios
                                                                                   Year      Ended   September         30
                                                                      1997         1996       1995        1994      1993

Net Asset Value, Beginning of Year                                  $16.86       $16.81     $15.33      $16.48    $15.95
                                                              ------------ ------------ ----------  ---------- ---------
 Income From Investment Operations:
  Net investment income                                                .88         1.09       1.09        1.05       .91
  Net realized and unrealized (loss)gain
   on investments                                                     (.16)         .16       1.57       (1.14)      .65
                                                               -----------  -----------  --------- ----------- ---------
   Total income from investment operations                             .72         1.25       2.66        (.09)     1.56
                                                               -----------  -----------  --------- ----------- ---------
 Less Distributions:
  Dividends from net investment income                                (.95)       (1.08)     (1.18)       (.90)     (.81)
  Dividneds from net realized non-U.S. currency gains(1)              (.23)        (.12)         -        (.04)     (.03)
  Distributions from net realized gains                                  -            -          -        (.12)     (.19)
                                                               -----------  -----------  --------- ----------- ---------
   Total distributions                                               (1.18)       (1.20)     (1.18)      (1.06)    (1.03)
                                                               -----------  -----------  ---------  ---------- ---------
Net Asset Value, End of Year                                        $16.40       $16.86     $16.81      $15.33    $16.48
                                                                ==========   ==========   ========    ========   =======

Total Return(2)                                                      4.38%         7.67%     18.10%     (.62)%     10.40%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                                $758         $811       $653        $576      $450
 Ratio of expenses to average net assets                             1.07%         1.09%      1.12%       1.11%     1.19%
 Ratio of net income to average net assets                           5.21%         6.07%      6.83%       6.88%     6.25%
 Portfolio turnover rate                                            79.00%       91.27%    104.96%      77.04%    27.95%

(1) Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.
(2) Calculated without deducting a sales charge.
 The maximum sales charge is 4.75% of the fund's offering price.

Independent Auditors' Report

To the Board of Directors and Shareholders of Capital World Bond Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund, Inc. (the "fund"), including the schedule of portfolio investments as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund, Inc. at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Los Angeles, California
October 31, 1997


1997 TAX INFORMATION (unaudited)

 We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions.

     Certain states may exempt from income taxation a portion of the dividends paid from net investment income if derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 19% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

     Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement trusts may need this information for their annual information reporting.

     SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FISCAL YEAR AND NOT A CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1998 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1997 TAX RETURNS.
SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


                                    PART C
                        CAPITAL WORLD BOND FUND, INC.
                              OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS:

 Included in Prospectus - Part A
  Financial Highlights
 Included in Statement of Additional Information
  Investment Portfolio   Notes to Financial Statements
  Statement of Assets and Liabilities Selected Per-Share Data and Ratios Statement of Operations Independent Auditors Report
  Statement of Changes in Net Assets

(B) EXHIBITS:

    1. Copy of Articles of Incorporation (June 1987) and copy of Articles of Amendment and Restatement (July 1987).

    2. Copy of By-laws as amended through 12/13/90.

 3. None.

    4. Copy of specimen share certificate.

    5. Copy of Investment Advisory and Service Agreement dated November 20,
1993.

    6. Copy of Principal Underwriting Agreement dated August 1, 1989, form of Selling Group Agreement, Supplemental Selling Group Agreement, Bank Selling Group Agreement, Hold Harmless Agreement, and State Addendum to Selling Group Agreement.

 7. None.

    8. Copy of form of Global Custody Agreement.

 9. On file (see SEC file No. 33-12447, Post-Effective Amendment No. 13 filed 11/24/95)

10. On file (see SEC file no. 33-12447, Pre-Eff Amndmnt No. 2 filed 7/31/87).

11. Consent of Independent Auditors

12. None.

   13. Copy of investment letter from the Investment Adviser relating to initial shares dated July 29, 1987.

   14. Copies of model plans.

   15. Copy of Plan of Distribution (12b-1) dated August 1, 1989.

16. On file (see SEC file No. 33-12447, Post-Effective Amendment No. 13 filed 11/24/95)

17. Financial data schedule (EDGAR)

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

As of September 30, 1997.

                         Number of
Title of Class           Record Holders

Capital Stock             39,521
($0.01 par value)



ITEM 27. INDEMNIFICATION.

    Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance, Chubb Custom Insurance Company and ICI Mutual Insurance Company which insure its officers and Directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

 Article VIII of the Articles of Incorporation of the Fund provides that "The Corporation shall indemnify (1) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (2) its officers to the same extent it shall indemnify its directors; and (3) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940."

 Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of that fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against expenses (including attorneys' fees), judgements, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

 Subsection (c) of Section 2-418 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgement in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he

ITEM 27. INDEMNIFICATION (CONTINUED)

acted under similar standards, except that no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that a court of equity or the court in which such action or suit was brought shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

 Section 2-418 further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections (b) and (c) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 2-418 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation, or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 2-418.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

 None.

ITEM 29. PRINCIPAL UNDERWRITERS.

 (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

                                                   (2)             (3)
(B)               (1)
        NAME AND PRINCIPAL           POSITIONS AND OFFICES         POSITIONS AND OFFICES
          BUSINESS ADDRESS              WITH UNDERWRITER                WITH REGISTRANT

        David L. Abzug               Regional Vice President       None

        27304 Park Vista Road
        Van Nuys, CA 91301





        John A. Agar                 Regional Vice President       None
        1501 N. University, Suite 227A
        Little Rock, AR 72207



        Robert B. Aprison            Vice President                None

        2983 Bryn Wood Drive

        Madison, WI  53711



S       Richard L. Armstrong         Assistant Vice President      None



L       William W. Bagnard           Vice President                None



        Steven L. Barnes             Senior Vice President         None

        8000 Town Line Avenue South

        Suite 204

        Minneapolis, MN 55438

B       Carl R. Bauer                Assistant Vice President      None



        Michelle A. Bergeron         Vice President                None

        4160 Gateswalk Drive

        Smyrna, GA 30080



        Joseph T. Blair              Senior Vice President         None

        27 Drumlin Road

        West Simsbury, CT  06092



        John A. Blanchard            Regional Vice President       None

        6421 Aberdeen Road

        Mission Hills, KS 66208



        Ian B. Bodell                Senior Vice President         None

        P.O. Box 1665

        Brentwood, TN 37024-1665



        Michael L. Brethower         Vice President                None

        2320 North Austin Avenue

        Georgetown, TX  78626



        C. Alan Brown                Regional Vice President       None

        4129 Laclede Avenue

        St. Louis, MO  63108



L       Daniel C. Brown              Senior Vice President         None



H       J. Peter Burns               Vice President                None



        Brian C. Casey               Regional Vice President       None

        9508 Cable Drive

        Kensington, MD  20895



        Victor C. Cassato            Senior Vice President         None

        609 W. Littleton Blvd., Suite 310

        Littleton, CO  80120



        Christopher J. Cassin        Senior Vice President         None

        111 W. Chicago Avenue, Suite G3

        Hinsdale, IL 60521



        Denise M. Cassin             Vice President                None

        1301 Stoney Creek Drive

        San Ramon, CA 94538



L       Larry P. Clemmensen          Director                      None



L       Kevin G. Clifford            Director, Senior Vice President    None



        Ruth M. Collier              Vice President                None

        145 West 67th St., Ste. 12K

        New York, NY  10023

S       David Coolbaugh              Assistant Vice President     None



        Thomas E. Cournoyer          Vice President                None

        2333 Granada Boulevard

        Coral Gables, FL  33134



        Douglas A. Critchell         Senior Vice President         None

        4116 Woodbine Street

        Chevy Chase, MD 20815



L       Carl D. Cutting              Vice President                None



        Daniel J. Delianedis         Regional Vice President       None

        8689 Braxton Drive

        Eden Prairie, MN 55347



        Michael A. Dilella           Vice President                None

        P. O. Box 661

        Ramsey, NJ  07446



        G. Michael Dill              Senior Vice President         None

        505 E. Main Street

        Jenks, OK 74037

        Kirk D. Dodge                 Senior Vice President        None

        3034 Parkridge Drive

        Ann Arbor, MI  48103

        Peter J. Doran               Senior Vice President         None

        1205 Franklin Avenue

        Garden City, NY  11530



L       Michael J. Downer            Secretary                     Vice President



        Robert W. Durbin             Vice President                None

        74 Sunny Lane

        Tiffin, OH  44883



I       Lloyd G. Edwards             Senior Vice President         None



L       Paul H. Fieberg              Senior Vice President         None



        John Fodor                   Vice President                None

        15 Latisquama Road

        Southborough, MA 01772



L       Mark P. Freeman, Jr.         Director, President           None



        Clyde E. Gardner             Senior Vice President         None

        Route 2, Box 3162

        Osage Beach, MO  65065



B       Evelyn K. Glassford          Vice President                None



        Jeffrey J. Greiner           Vice President                None

        12210 Taylor Road

        Plain City, OH 43064



L       Paul G. Haaga, Jr.           Director                      Chairman of the Board



B       Mariellen Hamann             Assistant Vice President      None



        David E. Harper              Senior Vice President         None

        R.D. 1, Box 210, Rte 519

        Frenchtown, NJ  08825



        Ronald R. Hulsey             Vice President                None

        6744 Avalon

        Dallas, TX  75214





        Robert S. Irish              Regional Vice President       None

        1225 Vista Del Mar Drive

        Delray Beach, FL 33483



L       Robert L. Johansen           Vice President, Controller    None



        Michael J. Johnston          Chairman of the Board         None

        630 Fifth Avenue, 36th Floor

        New York, NY 10111-0121

B       Damien M. Jordan              Vice President               None



        V. John Kriss                Senior Vice President         None

        P. O. Box 247

        Surfside, CA 90743



        Arthur J. Levine             Vice President                None

        12558 Highlands Place

        Fishers, IN  46038



B       Karl A. Lewis                Assistant Vice President      None



        T. Blake Liberty             Regional Vice President       None

        5506 East Mineral Lane

        Littleton, CO  80122



L       Lorin E. Liesy               Assistant Vice President      None



L       Susan G. Lindgren            Vice President - Institutional   None

                                     Investment Services



S       Stella Lopez                 Vice President                None



LW      Robert W. Lovelace           Director                      None



        Steve A. Malbasa             Vice President                None

        13405 Lake Shore Blvd.

        Cleveland, OH  44110



        Steven M. Markel             Senior Vice President         None

        5241 South Race Street

        Littleton, CO  90121



L       J. Clifton Massar            Director, Senior Vice President   None



L       E. Lee McClennahan           Senior Vice President         None

L       Jamie R. McCrary             Assistant Vice President      None



S       John V. McLaughlin           Senior Vice President         None



        Terry W. McNabb              Vice President                None

        2002 Barrett Station Road

        St. Louis, MO  63131



L       R. William Melinat           Vice President - Institutional   None

                                     Investment Services



        David R. Murray              Vice President                None

        60 Briant Drive

        Sudbury, MA  01776



        Stephen S. Nelson            Vice President                None

        P.O. Box 470528

        Charlotte, NC  28247-0528



        William E. Noe               Regional Vice President       None

        304 River Oaks Road

        Brentwood, TN 37027



        Peter A. Nyhus               Regional Vice President       None

        3084 Wilds Ridge Court

        Prior Lake, MN 55372



        Eric P. Olson                Regional Vice President       None

        62 Park Drive

        Glenview, IL 60025



        Fredric Phillips             Vice President                None

        32 Ridge Avenue

        Newton Centre, MA  02159



B       Candance D. Pilgrim          Assistant Vice President      None



        Carl S. Platou               Regional Vice President       None

        4021 96th Avenue, S.E.

        Mercer Island, WA 98040



L       John O. Post                 Vice President                None

S       Richard P. Prior             Assistant Vice President      None



        Steven J. Reitman            Vice President                None

        212 The Lane

        Hinsdale, IL  60521



        Brian A. Roberts             Vice President                None

        12025 Delmahoy Drive

        Charlotte, NC  28277



        George S. Ross               Senior Vice President         None

        55 Madison Avenue

        Morristown, NJ  07962



L       Julie D. Roth                Vice President                None



L       James F. Rothenberg          Director                      None



        Douglas F. Rowe              Regional Vice President       None

        30008 Oakland Hills Drive

        Georgetown, TX 78628



        Christopher Rowey            Regional Vice President       None

        9417 Beverlywood Street

        Los Angeles, CA 90034



        Dean B. Rydquist             Vice President                None

        1080 Bay Point Crossing

        Alpharetta, GA 30202



        Richard R. Samson            Vice President                None

        4604 Glencoe Avenue, No. 4

        Marina del Rey, CA  90292



        Joseph D. Scarpitti          Regional Vice President       None

        31465 St. Andrews

        Westlake, OH 44145



L       Daniel B. Seivert            Assistant Vice President      None



L       R. Michael Shanahan          Director                      None



        David W. Short               Director, Senior Vice President   None

        1000 RIDC Plaza, Suite 212

        Pittsburgh, PA  15238



        William P. Simon, Jr.        Senior Vice President         None

        554 Canterbury Lane

        Berwyn, PA  19312

L       John C. Smith                Vice President - Institutional   None

                                     Investment Services



L       Mary E. Smith                Vice President -              None

                                     Institutional Investment Services



        Rodney G. Smith              Vice President                None

        100 N. Central Expressway, Suite 1214

        Richardson, TX  75080



        Nicholas D. Spadaccini       Regional Vice President       None

        855 Markley Woods Way

        Cincinnati, OH 45230



L       Kristen J. Spazafumo         Assistant Vice President      None



        Daniel S. Spradling          Senior Vice President         None

        4 West Fourth Avenue, Suite 406

        San Mateo, CA  94402

B       Max D. Stites                Vice President                None

        Thomas A. Stout              Regional Vice President       None

        12913 Kendale Lane

        Bowie, MD 20715



        Craig R. Strauser            Regional Vice President       None

        3 Dover Way

        Lake Oswego, OR 97034



        Francis N. Strazzeri         Vice President                None

        31641 Saddletree Drive

        Westlake Village, CA 91361



L       Drew W. Taylor               Assistant Vice President      None



S       James P. Toomey              Vice President                None



I       Christopher E. Trede         Vice President                None



        George F. Truesdail          Vice President                None

        400 Abbotsford Court

        Charlotte, NC  28270



        Scott W. Ursin-Smith         Regional Vice President       None

        60 Reedland Woods Way

        Tiburon, CA 94920



H       Andrew J. Ward               Vice President                None



L       David M. Ward                Vice President - Institutional
                                     Investment Services           None



        Thomas E. Warren             Regional Vice President       None

        1701 Starling Drive

        Sarasota, FL  34231



L       J. Kelly Webb                Senior Vice President, Treasurer   None



        Gregory J. Weimer            Vice President                None

        125 Surrey Drive

        Canonsburg, PA  15317



B       Timothy W. Weiss             Director                      None



        N. Dexter Williams           Senior Vice President         None
        25 Whitside Court
        Danville, CA 94526



        Timothy J. Wilson            Regional Vice President       None

        113 Farmview Place

        Venetia, PA  15367



B       Laura L. Wimberly            Vice President                None



H       Marshall D. Wingo            Director, Senior Vice President   None



L       Robert L. Winston            Director, Senior Vice President   None



        Laurie B. Wood               Regional Vice President       None

        3500 West Camino de Urania

        Tucson, AZ 85741



        William R. Yost              Regional Vice President       None

        9320 Overlook Trail

        Eden Prairie, MN 55347



        Janet M. Young               Regional Vice President       None

        1616 Vermont

        Houston, TX  77006


        Scott D. Zambon              Regional Vice President       None

        320 Robinson Drive

        Tustin Ranch, CA 92782




__________

L Business Address, 333 South Hope Street, Los Angeles, CA  90071

LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025

B Business Address, 135 South State College Boulevard, Brea, CA  92821

S Business Address, 8000 IH-10, Suite 1400, San Antonio, TX  78230

H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513

I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c) None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the fund's accounting department, 135 South State College Blvd., Brea, CA 92821.

  Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92821, 8000 IH-10, Suite 1400, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 42640, and 5300 Robin Hood Road, Norfolk, VA 23514.

  Records covering portfolio transactions are also maintained and kept by the custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081.

ITEM 31. MANAGEMENT SERVICES.

  None.

ITEM 32. UNDERTAKINGS.

  (c) As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 22nd day of December, 1997.

   CAPITAL WORLD BOND FUND, INC.

   By /s/ Paul G. Haaga, Jr.
         Paul G. Haaga, Jr., Chairman of the Board

 Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed below on December 22, 1997, by the following persons in the capacities indicated.

         SIGNATURE                              TITLE
(1)      Principal Executive Officer:
         /s/ Paul G. Haaga, Jr.                 Chairman of the Board
              Paul G. Haaga, Jr.

(2)      Principal Financial Officer
         and Principal Accounting Officer:

         /s/ Anthony W. Hynes, Jr.              Treasurer
              Anthony W. Hynes, Jr.

(3)      Directors:
         H. Frederick Christie*                 Director
         Don R. Conlan*                         Director
         Diane C. Creel*                        Director
         Martin Fenton, Jr.*                    Director
         Leonard R. Fuller*                     Director

         /s/ Abner D. Goldstine                 President and Director
              Abner D. Goldstine

         /s/ Paul G. Haaga, Jr.                 Chairman of the Board
              Paul G. Haaga, Jr.

         Herbert Hoover III*                    Director
         Richard G. Newman*                     Director
         Peter C. Valli*                        Director


*By  /s/ Julie F. Williams
 Julie F. Williams, Attorney-in-Fact

 Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

      /s/ Michael J. Downer
           Michael J. Downer